UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 27, 2006


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)


        Delaware                       0-19771                      22-2786081
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(State or Other Jurisdiction    (Commission file Number)          (IRS Employer
of Incorporation)                Identification No.)


200 Route 17, Mahwah, New Jersey                                     07430
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(Address of Principal Executive Offices)                           (Zip Code)


        Registrant's telephone number, including area code (201) 529-2026
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On March 27, 2006, Avi Kerbs resigned from our Board of Directors.

      The resignation of Mr. Kerbs was not due to the disagreement with us on any matter relating to our operations, policies or practices.


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



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of March 2006.


                                           DATA SYSTEMS & SOFTWARE, INC.


                                           By:   /s/ Sheldon Krause
                                                 ------------------
                                           Name: Sheldon Krause
                                           Title:Secretary and General Counsel


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